Exhibit 99.1
PlanetOut Reports Fourth-Quarter and Full-Year 2007 Results
SAN FRANCISCO, February 29, 2008 — PlanetOut Inc. (Nasdaq: LGBT), the leading media and entertainment company exclusively focused on the gay and lesbian market, today reported its financial results for the fourth quarter and full year ended December 31, 2007.
Total revenue for the full year ended December 31, 2007 was $70.0 million, before adjusting for discontinued operations, and was within the range of $69.0 to $72.0 million provided during PlanetOut’s third quarter 2007 earnings call on November 1, 2007. GAAP net loss for the full year ended December 31, 2007 was $51.2 million. Adjusted EBITDA for the full year ended December 31, 2007 was $(9.7) million, and was also within the range of $(9.0) million to $(11.0) million provided on the earnings call noted above.
Use of Non-GAAP Financial Measures
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss), and Adjusted earnings per share (“Adjusted EPS”) — Basic and Diluted, which are reconciled to net income (loss), net income (loss), and net income (loss) per share — basic and diluted, respectively, which the company believes are the most comparable GAAP measures. The company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, restructuring, non-cash impairment charges, executive transition, financial advisory fees, income (loss) from discontinued operations and other income (expense), net, less Adjusted EBITDA from Discontinued Operations. Adjusted EBITDA from Discontinued Operations is defined as net income (loss) from discontinued operations before interest, taxes, depreciation and amortization, stock-based compensation, restructuring and non-cash impairment charges. The company considers Adjusted EBITDA to be an important indicator of its operational strength. The company deducts other income (expense), net, consisting primarily of interest income (expense), and Adjusted EBITDA from Discontinued Operations from net income (loss) in calculating Adjusted

EBITDA because it regards interest income (expense) and Adjusted EBITDA from Discontinued Operations to be non-operating items. This measure also eliminates the effects of depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, income (loss) from discontinued operations and stock-based compensation expense from period to period, which the company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, income (loss) from discontinued operations and stock-based compensation costs are not directly attributable to the underlying performance of the company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense, restructuring, non-cash impairment charges, executive transition, financial advisory fees and income (loss) from discontinued operations. The company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS — Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
PlanetOut’s management believes the non-GAAP information is useful because it can enhance the understanding of the company’s ongoing economic performance and PlanetOut therefore uses non-GAAP information internally to evaluate and manage the company’s operations. PlanetOut has chosen to provide this information to investors to enable them to perform comparisons of operating results in a manner similar to how the company analyzes its operating results.
About PlanetOut Inc.
PlanetOut Inc. is the leading global media and entertainment company exclusively serving the lesbian, gay, bisexual and transgender (LGBT) community.
PlanetOut’s digital media brands include Gay.com, PlanetOut.com, Advocate.com, Out.com, OutTraveler.com and HIVPlusMag.com. PlanetOut print media brands include The Advocate, Out, The Out Traveler and HIVPlus, as well as SpecPub, Inc. titles. Transaction services brands include e-commerce Web sites Kleptomaniac.com and BuyGay.com, and book publisher Alyson Publications.
PlanetOut, based in San Francisco with additional offices in New York and Los Angeles, offers Global 1000 and local advertisers access to what it believes to be the most extensive multi-channel, multi-platform network of gay and lesbian people in the world. For more information, please visit http://www.planetoutinc.com.

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Operations
(In thousands, except per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2007	2006	2007
Revenue:
Advertising services	$7,428	$6,194	$26,479	$25,555
Subscription services	6,025	5,167	24,447	21,901
Transaction services	2,167	1,826	7,830	5,557

Total revenue	15,620	13,187	58,756	53,013

Operating costs and expenses: (*)
Cost of revenue	7,339	7,937	26,744	29,886
Sales and marketing	4,160	3,969	15,592	16,266
General and administrative	3,073	3,163	11,690	15,122
Restructuring	(101)	49	791	630
Depreciation and amortization	1,638	1,646	5,187	6,723
Impairment of goodwill and intangible assets	—	4,814	—	25,914

Total operating costs and expenses	16,109	21,578	60,004	94,541

Loss from operations	(489)	(8,391)	(1,248)	(41,528)
Other income (expense), net	(374)	53	(616)	(1,441)

Loss from continuing operations before income taxes	(863)	(8,338)	(1,864)	(42,969)
Provision (benefit) for income taxes	7	—	45	(6)

Loss from continuing operations	(870)	(8,338)	(1,909)	(42,963)
Income (loss) from discontinued operations, net of taxes	(860)	298	(1,801)	(8,207)

Net loss	$(1,730)	$(8,040)	$(3,710)	$(51,170)

Loss per share from continuing operations — basic and diluted	$(0.50)	$(2.06)	$(1.10)	$(14.94)

Income (loss) per share from discontinued operations — basic and diluted	$(0.49)	$0.07	$(1.04)	$(2.85)

Net loss per share — basic and diluted	$(0.99)	$(1.99)	$(2.14)	$(17.79)

Weighted-average shares used to compute net loss per share — basic and diluted	1,739	4,048	1,733	2,876

(*) Includes stock-based compensation expense as follows:

Cost of revenue	$50	$34	$67	$198
Sales and marketing	22	3	40	40
General and administrative	168	89	180	506

Total stock-based compensation expense	$240	$126	$287	$744

Supplemental Financial Data

Adjusted EBITDA	$690	$(1,512)	$4,152	$(9,671)

Adjusted Net Loss	$(591)	$(3,101)	$(356)	$(14,328)

Adjusted EPS:
Basic	$(0.34)	$(0.77)	$(0.21)	$(4.98)

Diluted	$(0.34)	$(0.77)	$(0.21)	$(4.98)

PlanetOut Inc.
Note to Unaudited Condensed Consolidated Statements of Operations
This press release includes the non-GAAP financial measures of Adjusted EBITDA, Adjusted Net Income (Loss) and Adjusted earnings per share (“Adjusted EPS”) — Basic and Diluted, which are reconciled to net income (loss), net income (loss) and net income (loss) per share — basic and diluted, respectively, which the Company believes are the most comparable GAAP measures. The Company uses these non-GAAP financial measures for internal managerial purposes, when providing its business outlook, and as a means to evaluate period-to-period comparisons. These non-GAAP financial measures are used in addition to and in conjunction with results presented in accordance with GAAP. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with its GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting the Company’s business. These non-GAAP measures should be considered as a supplement to, and not as a substitute for, or superior to, income (loss) from operations, cash flow from operating activities and net income (loss) and net income (loss) per share calculated in accordance with generally accepted accounting principles.
Adjusted EBITDA is defined as net income (loss) before interest, taxes, depreciation and amortization, stock-based compensation, restructuring, non-cash impairment charges, executive transition, financial advisory fees, income (loss) from discontinued operations and other income (expense), net, less Adjusted EBITDA from Discontinued Operations. Adjusted EBITDA from Discontinued Operations is defined as net income (loss) from discontinued operations before interest, taxes, depreciation and amortization, stock-based compensation, restructuring and non-cash impairment charges. The Company considers Adjusted EBITDA to be an important indicator of its operational strength. The Company deducts other income (expense), net, consisting primarily of interest income (expense) and Adjusted EBITDA of Discontinued Operations from net income (loss) in calculating Adjusted EBITDA because it regards interest income (expense) and Adjusted EBITDA from Discontinued Operations to be non-operating items. This measure also eliminates the effects of depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, income (loss) from discontinued operations less Adjusted EBITDA from discontinued operations and stock-based compensation expense from period to period, which the Company believes is useful to management and investors in evaluating its operating performance, as depreciation and amortization, restructuring, non-cash impairment charges, executive transition, financial advisory fees, income (loss) from discontinued operations less Adjusted EBITDA from Discontinued Operations and stock-based compensation costs are not directly attributable to the underlying performance of the Company’s business operations. A limitation associated with this measure is that it does not reflect the periodic costs of certain capitalized tangible and intangible assets used in generating revenues in the Company’s businesses. Management evaluates the costs of such tangible and intangible assets through other financial measures such as capital expenditures. A further limitation associated with this measure is that it does not include stock-based compensation expenses related to the Company’s workforce. Management compensates for this limitation by providing supplemental information about stock-based compensation expense on the face of the consolidated statements of operations.
Adjusted Net Income (Loss) is defined as net income (loss) excluding stock-based compensation expense, restructuring, non-cash impairment charges, executive transition, financial advisory fees and income (loss) from discontinued operations. The Company considers Adjusted Net Income (Loss) to be a profitability measure which facilitates the forecasting of its operating results for future periods and allows for the comparison of its results to historical periods and to other companies in its industry. A limitation of Adjusted Net Income (Loss) is that it does not include all items that impact the Company’s net income (loss) and net income (loss) per share for the period. Adjusted EPS — Basic and Diluted are defined as Adjusted Net Income (Loss) calculated on a basic and diluted per share basis, respectively.
The Company undertakes no obligation to provide or update any such estimates or supplemental information in the future.

PlanetOut Inc.
Unaudited Condensed Consolidated Balance Sheets
(In thousands)

	December 31,
	2006	2007
Assets
Current assets:
Cash and cash equivalents	$9,674	$8,534
Short-term investments	2,050	—
Restricted cash	2,854	167
Accounts receivable, net	8,963	6,868
Inventory	1,690	1,113
Prepaid expenses and other current assets	4,137	2,188
Current assets of discontinued operations	7,573	—
Current assets held for sale	—	1,795

Total current assets	36,941	20,665
Property and equipment, net	10,737	8,441
Goodwill	28,590	7,123
Intangible assets, net	9,763	1,870
Other assets	1,021	580
Long-term assets of discontinued operations	6,537	—
Long-term assets held for sale	—	2,673

Total assets	$93,589	$41,352

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$1,691	$1,338
Accrued expenses and other liabilities	3,310	2,491
Deferred revenue, current portion	8,989	5,760
Capital lease obligations, current portion	694	838
Notes payable, current portion net of discount	8,817	—
Deferred rent, current portion	228	264
Current liabilities of discontinued operations	6,068	—
Current liabilities related to assets held for sale	—	1,676

Total current liabilities	29,797	12,367
Deferred revenue, less current portion	1,474	1,089
Capital lease obligations, less current portion	1,504	984
Notes payable, less current portion and discount	8,100	—
Deferred rent, less current portion	1,569	1,401
Long-term liabilities related to assets held for sale	—	602

Total liabilities	42,444	16,443

Stockholders’ equity:
Common stock	17	40
Additional paid-in capital	89,532	114,406
Accumulated other comprehensive loss	(122)	(85)
Accumulated deficit	(38,282)	(89,452)

Total stockholders’ equity	51,145	24,909

Total liabilities and stockholders’ equity	$93,589	$41,352

PlanetOut Inc.
Unaudited Condensed Consolidated Statements of Cash Flows
(In thousands)

	Twelve months ended
	December 31,
	2006	2007
Cash flows from operating activities:
Net loss	$(3,710)	$(51,170)
Net loss from discontinued operations, net of tax	1,801	8,207
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	5,186	6,723
Impairment of goodwill and intangible assets	—	25,914
Non-cash services expense	—	185
Provision for doubtful accounts	219	211
Restructuring	19	203
Stock-based compensation	293	744
Amortization of debt discount	55	392
Amortization of deferred rent	(43)	(132)
Loss on disposal or write-off of property and equipment	46	940
Changes in operating assets and liabilities, net of acquisition effects and classification of assets and liabilities related to assets held for sale:
Accounts receivable	(3,152)	1,987
Inventory	(341)	263
Prepaid expenses and other assets	(1,628)	1,489
Accounts payable	357	(281)
Accrued expenses and other liabilities	560	(858)
Deferred revenue	(24)	(1,602)

Net cash used in continuing operating activities	(362)	(6,785)
Net cash used in discontinued operations	(4,364)	(1,131)

Net cash used in operations	(4,726)	(7,916)

Cash flows from investing activities:
Purchases of property and equipment	(4,454)	(3,844)
Changes in short-term investments	(2,050)	2,050
Changes in restricted cash	(2,854)	2,687
Acquisitions, net of cash acquired	76	—
Acquisition of discontinued operations, net of cash	(5,479)	—

Net cash provided by (used in) investing activities	(14,761)	893

Cash flows from financing activities:
Proceeds from exercise of common stock options and warrants	461	71
Proceeds from equity financing, net of transaction costs	—	24,017
Proceeds from issuance of notes payable	10,500	—
Proceeds from repayment of note receivable from stockholder	843	—
Principal payments under capital lease obligations and notes payable	(1,105)	(18,097)
Tax withholding payments reimbursed by restricted stock	—	(137)

Net cash provided by financing activities	10,699	5,854

Effect of exchange rate on cash and cash equivalents	1	29

Net decrease in cash and cash equivalents	(8,787)	(1,140)
Cash and cash equivalents, beginning of period	18,461	9,674

Cash and cash equivalents, end of period	$9,674	$8,534

Supplemental disclosure of noncash investing and financing activities:
Property and equipment and related maintenance acquired under capital leases	$2,525	$461

Issuance of common stock warrants in connection with debt issuance and financial advisory fees	$445	$—

PlanetOut Inc.
Reconciliations to Condensed Consolidated Statements of Operations
(Unaudited, in thousands, except per share amounts)

	Three months ended		Twelve months ended
	December 31,		December 31,
	2006	2007	2006	2007
Adjusted EBITDA:
Net loss	$(1,730)	$(8,040)	$(3,710)	$(51,170)
(Income) loss from discontinued operations	860	(298)	1,801	8,207
Provision (benefit) for income taxes	7	—	45	(6)
Other (income) expense, net	374	(53)	616	1,441

Loss from operations	(489)	(8,391)	(1,248)	(41,528)
Stock-based compensation expense	240	126	287	744
Restructuring	(101)	49	791	630

Non-cash impairment charges *	—	5,012	—	26,579
Executive transition	140	—	475	497
Financial advisory fees	—	50	—	185
Depreciation and amortization	1,638	1,646	5,187	6,723

Adjusted EBITDA from continuing operations	1,428	(1,508)	5,492	(6,170)
Adjusted EBITDA from discontinued operations	(738)	(4)	(1,340)	(3,501)

	$690	$(1,512)	$4,152	$(9,671)

Adjusted Net Loss:
Net loss	$(1,730)	$(8,040)	$(3,710)	$(51,170)

(Income) loss from discontinued operations	860	(298)	1,801	8,207
Stock-based compensation expense	240	126	287	744
Restructuring	(101)	49	791	630

Non-cash impairment charges *	—	5,012	—	26,579
Executive transition	140	—	475	497
Financial advisory fees	—	50	—	185

	$(591)	$(3,101)	$(356)	$(14,328)

Adjusted EPS:

Basic	$(0.34)	$(0.77)	$(0.21)	$(4.98)

Diluted	$(0.34)	$(0.77)	$(0.21)	$(4.98)

Weighted-average shares used to compute Adjusted EPS:
Basic	1,739	4,048	1,733	2,876

Diluted	1,739	4,048	1,733	2,876

*	Non-cash impairment charges for the twelve months ended December 31, 2007 include $93,000 of charges for the three months ended March 31, 2007 not previously defined as a reconciling item in our calculation of Adjusted EBITDA or Adjusted Net Income (Loss).

PlanetOut Inc.
Unaudited Summary of Consolidated Segment Information
(In thousands)

	Three months ended			Three months ended
	December 31, 2006			December 31, 2007
	Online	Publishing	Total	Online	Publishing	Total
Revenue:
Advertising services	$3,874	$3,554	$7,428	$2,474	$3,720	$6,194
Subscription services	4,393	1,632	6,025	3,957	1,210	5,167
Transaction services	512	1,655	2,167	232	1,594	1,826

Total revenue	8,779	6,841	15,620	6,663	6,524	13,187

Direct operating costs and expenses:
Cost of revenue	2,846	4,493	7,339	2,907	5,030	7,937
Sales and marketing	2,462	1,698	4,160	2,277	1,692	3,969

Total direct operating costs and expenses	5,308	6,191	11,499	5,184	6,722	11,906

Contribution margin (loss)	$3,471	$650	4,121	$1,479	$(198)	1,281

Other operating costs and expenses:
General and administrative			3,073			3,163
Restructuring			(101)			49
Depreciation and amortization			1,638			1,646
Impairment of goodwill and intangible assets			—			4,814

Total other operating costs and expenses			4,610			9,672

Loss from operations			(489)			(8,391)
Other income (expense), net			(374)			53
Provision (benefit) for income taxes			7			—
Income (loss) from discontinued operations			(860)			298

Net loss			$(1,730)			$(8,040)

	Twelve months ended			Twelve months ended
	December 31, 2006			December 31, 2007
	Online	Publishing	Total	Online	Publishing	Total
Revenue:
Advertising services	$11,116	$15,363	$26,479	$9,365	$16,190	$25,555
Subscription services	18,378	6,069	24,447	16,476	5,425	21,901
Transaction services	2,129	5,701	7,830	1,191	4,366	5,557

Total revenue	31,623	27,133	58,756	27,032	25,981	53,013

Direct operating costs and expenses:
Cost of revenue	10,240	16,504	26,744	12,673	17,213	29,886
Sales and marketing	10,236	5,356	15,592	9,296	6,970	16,266

Total direct operating costs and expenses	20,476	21,860	42,336	21,969	24,183	46,152

Contribution margin	$11,147	$5,273	16,420	$5,063	$1,798	6,861

Other operating costs and expenses:
General and administrative			11,690			15,122
Restructuring			791			630
Depreciation and amortization			5,187			6,723
Impairment of goodwill and intangible assets			—			25,914

Total other operating costs and expenses			17,668			48,389

Loss from operations			(1,248)			(41,528)
Other expense, net			(616)			(1,441)
Provision (benefit) for income taxes			45			(6)
Loss from discontinued operations			(1,801)			(8,207)

Net loss			$(3,710)			$(51,170)